Exhibit 99.2
                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: ATCOMM, INC.                              Case No. 01-32123 SFC11
                                                 CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Nov-01                     PETITION DATE: 08/15/01

2. Debtor in possession (or trustee) hereby submits this Monthly accounting Operating Report on the Accrual Basis of (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollar reported in $1

                                             End of Current   End of Prior       As of Petition
2.   Asset and Liability Structure                Month           Month              Filing
                                                  -----           -----              ------
     a. Current Assets                       $    1,327,994   $  1,404,750
                                             --------------   ------------
     b. Total Assets                         $    2,066,516   $  2,157,635      $   2,199,153
                                             --------------   ------------      -------------
     c. Current Liabilities                  $      620,065   $    453,822
                                             --------------   ------------
     d. Total Liabilities                    $    7,187,276   $  7,249,732      $   6,979,833
                                             --------------   ------------      -------------

                                                                                 Cumulative
3.   Statement of Cash Receipts &            Current Month    Prior Month       (Case to Date)
                                             -------------    -----------       --------------
     Disbursements for Month
     a. Total Receipts                       $      268,540   $    280,789      $   1,166,412
                                             --------------   ------------      -------------
     b. Total Disbursements                  $      235,793   $    238,588      $     839,144
                                             --------------   ------------      -------------
     c. Excess (Deficiency) of Receipts Over $       32,747   $     42,201      $     327,268
        Disbursements (a - b)                --------------   ------------      -------------

                                             --------------   ------------      -------------
     d. Cash Balance Beginning of Month      $      418,234   $    376,033      $     123,713
                                             --------------   ------------      -------------
     e. Cash Balance End of Month (c + d)    $      450,981   $    418,234      $     450,981
                                             --------------   ------------      -------------

                                                                                 Cumulative
                                             Current Month    Prior Month       (Case to Date)
                                             -------------    -----------       --------------
4.   Profit/(Loss) from the Statement of     $      (28,662)    $   (26,199)    $    (340,080)
     Operations                              --------------     -----------     -------------

5.   Accounts Receivables (Pre and Post      $      133,194     $   183,064
     Petition)                               --------------     -----------

6.   Post-Petition Liabilities               $      620,065     $   453,822
                                             --------------     -----------
7.   Past Due Post-Petition Account Payables $            -     $         -
     (over 30 days)                          --------------     -----------


At the end of this reporting month:                                   Yes                No
                                                                      ---                --
8.   Have any payments been made on pre-petition debt, other
     than payments in the normal course to secured creditors
     (if yes, attach or lessors?  listing  including date of
     payment, amount of payment and name of payee)                     X
                                                                     ------            ------
9.   Have  any  payments  been  made  to  (if  yes,   attach
     professionals?   listing  including  date  of  payment,
     amount of payment, and name of payee)                             X
                                                                     ------            ------

10.  If the answer is yes to 8 or 9, were all such  payments
     approved by the court?                                            X
                                                                     ------            ------

11.  Have any  payments  been  made to  officers,  insiders,
     shareholders,   relatives?(if   yes,   attach   listing
     including  date  of  payment,  amount  and  reason  for
     payment, and name of payee)                                       X
                                                                     ------            ------

12.  Is the estate  insured for  replacement  cost of assets
     and for general liability?                                        X
                                                                     ------            ------

13.  Are a plan and disclosure on file?                                                   X
                                                                     ------            ------

14.  Was  there  any  post-petition  borrowing  during  this
     reporting period?                                                                    X
                                                                     ------            ------

15. Check if paid: Post-petition taxes yes; U.S Trustee Quarterly Fees yes; Check if filing is current for: Post-petition tax reporting and tax returns: n/a.

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/01                              /s/ William H. Welling
--------------                              ----------------------
                                            William H. Welling, Chairman & CEO

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month ended 11/30/01

  Current Month - 11/30/01
  ------------------------
                                                                                               Cumulative    Next Month
  Actual           Forecast        Variance                                                  (Case to Date)        Forecast
  ------           --------        --------                                                  --------------        --------
                                                       Revenues:
$ 315,845       $  270,000       $   45,845        1.  Gross Sales                             *$   962,853       $  290,000
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -        2.  Less: Sales Returns & Allowances         $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$ 315,845       $  270,000       $   45,845        3.  Net Sales                                $   962,853       $  290,000
---------       ----------       ----------                                                     -----------       ----------
$   8,901       $   15,000       $    6,099        4.  Less: Cost of Goods Sold (Schedule 'B') *$    62,181       $   10,000
---------       ----------       ----------                                                     -----------       ----------
$ 306,945       $  255,000       $   51,945        5.  Gross Profit                             $   900,672       $  280,000
---------       ----------       ----------                                                     -----------       ----------
$      43       $        -       $       43        6.  Interest                                 $     1,373       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -        7.  Other Income:                            $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -        8.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -        9.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$ 306,987       $  255,000       $   51,987       10.  Total Revenues                           $   902,045       $  280,000
---------       ----------       ----------                                                     -----------       ----------

                                                     Expenses:
$  29,245       $   38,200       $    8,955       11.  Compensation to Owner(s)/Officer(s)     *$   133,675       $   30,000
---------       ----------       ----------                                                     -----------       ----------
$ 121,760       $  110,000       $  (11,760)      12.  Salaries                                *$   425,936       $  120,000
---------       ----------       ----------                                                     -----------       ----------
$   5,804       $   10,000       $    4,197       13.  Commissions                             *$    28,266       $   10,000
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       14.  Contract Labor                           $         -       $        -
---------       ----------       ----------                                                     -----------       ----------

                                                       Rent/Lease:
$       -       $        -       $        -       15.  Personal Property                        $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$  11,327       $   15,000       $    3,673       16.  Real Property                           *$    26,235       $   11,327
---------       ----------       ----------                                                     -----------       ----------
$  36,044       $   32,700       $   (3,344)      17.  Insurance                                $   134,010       $   35,000
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       18.  Management Fees                          $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$  14,363       $   14,400       $       37       19.  Depreciation                             $    50,269       $   14,400
---------       ----------       ----------                                                     -----------       ----------

                                                       Taxes:
$   8,414       $    8,400       $      (14)      20.  Employer Payroll Taxes                   $    28,042       $    8,400
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       21.  Real Property Taxes                      $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $    6,200       $    6,200       22.  Other Taxes                              $    18,600       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       23.  Other Selling                            $    10,000       $        -
---------       ----------       ----------                                                     -----------       ----------
$  61,220       $   30,000       $  (31,220)      24.  Other Administrative                    *$   205,832       $   35,000
---------       ----------       ----------                                                     -----------       ----------
$   4,546       $      400       $   (4,146)      25.  Interest                                *$     5,383       $      400
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       26.  Other Expenses:     10Q Report           $    10,000       $        -
---------       ----------       ----------                                                     -----------       ----------
$  12,116       $        -       $  (12,116)      27.  2000 Tax Returns                        *$    12,116       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       28.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       29.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       30.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       31.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       32.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       33.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       34.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------

$ 304,838       $  265,300       $  (39,538)      35.  Total Expenses                           $ 1,088,365       $  264,527
---------       ----------       ----------                                                     -----------       ----------

$   2,149       $  (10,300)      $   12,449       36.  Subtotal                                 $  (186,321)      $   15,473
---------       ----------       ----------                                                     -----------       ----------

                                                       Reorganization Items:
$ (28,312)      $  (35,000)      $    6,688       37.  Professional Fees                       *$  (150,009)      $  (30,000)
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       38.  Provisions for Rejected Executory        $         -       $        -
---------       ----------       ----------            Contracts                                -----------       ----------
$       -       $        -       $        -       39.  Interest Earned on Accumulated Cash from $         -       $        -
---------       ----------       ----------            Resulting Chp 11 Case                    -----------       ----------
$       -       $        -       $        -       40.  Gain or (Loss) from Sale of Equipment    $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$  (2,500)      $        -       $   (2,500)      41.  U.S. Trustee Quarterly Fees             *$    (3,750)      $   (3,750)
---------       ----------       ----------                                                     -----------       ----------
$       -       $        -       $        -       42.  _______________________________________  $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$ (30,812)      $  (35,000)      $    4,188       43.  Total Reorganization Items               $  (153,759)      $  (33,750)
---------       ----------       ----------                                                     -----------       ----------
$ (28,662)      $  (45,300)      $   16,638       44.  Net Profit (Loss) Before Federal &       $  (340,080)      $  (18,277)
---------       ----------       ----------             State Taxes                             -----------       ----------
$       -       $        -       $        -       45.  Federal & State Income Taxes             $         -       $        -
---------       ----------       ----------                                                     -----------       ----------
$ (28,662)      $  (45,300)      $   16,638       46.  Net Profit (Loss)                        $  (340,080)      $  (18,277)
=========       ==========       ==========                                                     ===========       ==========


*See below for explanation of variance to Statement of Operations (For variances greater than +/- 10% Only):

1. Gross Sales is higher based on actual booking.

4. Cost of goods sold is lower due to variations in product mix.

11. Compensation to Owner(s)/Officer(s) is lower after the resignation of Anthony Diiulio.

12. Salaries were underestimated.Forecasts will be revised going forward.

13. Commissions were overestimated.

16. Rent was overestimated.

24. Other Administrative expenses were underestimated. Other administrative expenses for November 2001 include the following items not in forecast - recruiting fees, temporary help, UCG-CCMI subscription, etc.

25. Interest expense is higher due to write-offs of financial charges for the D&O insurance.

27. Other expenses is higher due to the professional fees incurred for the filing of the 2000 tax returns.

37. Professional fees were overestimated based upon initial filing.

41. An additional billing for $2500 from U.S. Trustee for the third quarter was received in November 2001.

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month ended 11/30/01


Assets

           Current Assets                                                      From Schedules    Market Value
                                                                               --------------    ------------
1          Cash and cash equivalents - unrestricted                                                $  450,981
                                                                                                   ----------
2          Cash and cash equivalents - restricted                                                  $        -
                                                                                                   ----------
3          Accounts receivable (net)                                                 A             $  133,194
                                                                                                   ----------
4          Inventory                                                                 B             $  608,769
                                                                                                   ----------
5          Prepaid expenses                                                                        $   92,640
                                                                                                   ----------
6          Professional retainers                                                                  $        -
                                                                                                   ----------
7          Other:        Deposits                                                                  $   42,410
                                                                                                   ----------
8                        ______________________________________________________                    $        -
           ____________________________________________________________________                    ----------

9                        Total Current Assets                                                      $1,327,994
                                                                                                   ----------

           Property and Equipment (Market Value)

10         Real property                                                             C             $        -
                                                                                                   ----------
11         Machinery and equipment                                                   D             $  630,116
                                                                                                   ----------
12         Furniture and fixtures                                                    D             $  108,406
                                                                                                   ----------
13         Office equipment                                                          D             $        -
                                                                                                   ----------
14         Leasehold improvements                                                    D             $        -
                                                                                                   ----------
15         Vehicles                                                                  D             $        -
                                                                                                   ----------
16         Other:                                                                    D             $        -
                                                                                                   ----------
17         ____________________________________________________________________      D             $        -
                                                                                                   ----------
18         ____________________________________________________________________      D             $        -
                                                                                                   ----------
19         ____________________________________________________________________      D             $        -
                                                                                                   ----------
20         ____________________________________________________________________      D             $        -
                                                                                                   ----------
21                       Total Property and Equipment                                              $  738,522
                                                                                                   ----------

           Other Assets

22         Loan to shareholders                                                                    $        -
                                                                                                   ----------
23         Loans to affiliates                                                                     $        -
                                                                                                   ----------
24         ____________________________________________________________________                    $        -
                                                                                                   ----------
25         ____________________________________________________________________                    $        -
                                                                                                   ----------
26         ____________________________________________________________________                    $        -
                                                                                                   ----------
27         ____________________________________________________________________                    $        -
                                                                                                   ----------

28                       Total Other Assets                                                        $        -
                                                                                                   ----------

29                       Total Assets                                                              $2,066,516
                                                                                                   ==========

NOTE:

The method used to estimate the market value of assets was familiarity with comparable market prices.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                         Accounts Receivable            Accounts Payable         Past Due
Receivables and Payables Agings          [Pre and Post Petition]         [Post Petition]        Post Petition Debt
                                         -----------------------         ---------------        ------------------

0-30 Days                                $             106,264          $         9,338
                                         ---------------------          ---------------
31-60 Days                               $              87,487          $             -
                                         ---------------------          ---------------
61-90 Days                               $              13,049          $             -          $            -
                                         ---------------------          ---------------          --------------
91+ Days                                 $             284,748          $             -
                                         ---------------------          ---------------
Total accounts receivable/payable        $             491,548          $         9,338
                                         ---------------------          ---------------
Allowance for doubtful accounts          $             358,355
                                         ---------------------
Accounts receivable (net)                $             133,194
                                         =====================


                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                         Inventory(ies)
                                          Balance at
                                          End of Month               Inventory Beginning of Month             $       611,027
                                          ------------               Add -                                    ---------------
Retail/Restaurants -                                                 Net purchase
                                                                                                              ---------------
Product for resale                                                   Direct labor
                                         ---------------                                                    ---------------
                                                                     Manufacturing overhead
                                                                                                              ---------------
Distribution -                                                       Freight in
                                                                                                              ---------------
Products for resale                                                  Others:
                                         ---------------                                                     ---------------
                                                                     Raw Materials to Finished Goods          $         6,643
                                                                                                              ---------------
                                                                     Conversion
Manufacturer -
Raw Materials                            $       295,414
                                         ---------------
Work-in-progress                         $        37,109             Less -
                                         ---------------
Finished goods                           $       276,246             Inventory End of Month                   $       608,769
                                         ---------------                                                      ---------------
                                                                     Shrinkage                                $             -
                                                                                                              ---------------
Other - Explain                          $             -             Liquidation of Inventory                 $             -
                                         ---------------                                                      ---------------
                                                                     Reserve for obsolesce                    $             -
                                                                                                              ---------------
                                                                     Cost of Goods Sold                       $         8,901
                                                                                                              ---------------
TOTAL                                    $       608,769
                                         ===============

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory
                                                                     used.
                      Yes  x    No
                          ---      ---
How often do you take a complete physical inventory?                 Valuation methods -
                                                                     FIFO cost                          x
Weekly                      -----                                    LIFO cost                        -----
Monthly                     -----                                    Lower of cost or market          -----
Quarterly                   -----                                    Retail method                    -----
Semi-annually               -----                                    Other                            -----
Annually                      x                                      Explain                          -----
                            -----
Date of last physical inventory was              11/30/01
                                     ------------------------------------------------------------------------------------------
Date of next physical inventory is               12/31/02
                                     ------------------------------------------------------------------------------------------

                                   Schedule C
                                 Real Property


Description                                           Cost         Market Value
                                                      ----         ------------

---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $        -       $        -
                                                   ==========       ==========



                                   Schedule D
                            Other Depreciable Assets


Description                                           Cost       * Market Value
                                                      ----         ------------
Machinery & Equipment -
Computers, purchased software, network equipment   $  655,256       $  630,116
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $  655,256       $  630,116
                                                   ==========       ==========

Furniture & Fixtures -
Cubicles, workstations                             $  126,354       $  108,406

---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $  126,354       $  108,406
                                                   ==========       ==========

Office Equipment -

---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $        -       $        -
                                                   ==========       ==========

Leasehold Improvements -

---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $        -       $        -
                                                   ==========       ==========

Vehicles -

---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
---------------------------------------------      ----------       ----------
Total                                              $        -       $        -
                                                   ==========       ==========

*Note: Market Value equals to Net Book Value (Liquidation value may be significantly lower).

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                                  0-30 Days      31-60 Days      61-90 Days       91+ Days        Total
                                               ---------      ----------      ----------       --------        -----
Federal
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    FICA - Employee
                                            ---------          --------        --------        ---------      -----------
    FICA - Employer
                                            ---------          --------        --------        ---------      -----------
    Unemployment (FUTA)
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other (Attach List)
                                            ---------          --------        --------        ---------      -----------
Total Federal Taxes                         $       -          $      -        $      -        $       -      $         -
                                            ---------          --------        --------        ---------      -----------
State and Local
                                            ---------          --------        --------        ---------      -----------
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    Unemployment (UT)
                                            ---------          --------        --------        ---------      -----------
    Disability Insurance (DI)
                                            ---------          --------        --------        ---------      -----------
    Empl. Training Tax (ETT)
                                            ---------          --------        --------        ---------      -----------
    Sales                                   $  10,257          $      -        $      -        $       -      $    10,257
                                            ---------          --------        --------        ---------      -----------
    Excise
                                            ---------          --------        --------        ---------      -----------
    Real property
                                            ---------          --------        --------        ---------      -----------
    Personal property
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other - Delaware Franchise Tax
                                            ---------          --------        --------        ---------      -----------
Total State & Local Taxes                   $  10,257          $      -        $      -        $       -      $    10,257
                                            ---------          --------        --------        ---------      -----------
Total Taxes                                 $  10,257          $      -        $      -        $       -      $    10,257
                                            =========          ========        ========        =========      ===========


                                   Schedule F
                            Pre-Petition Liabilities


                                                      Claimed         Allowed
List Total Claims for Each Classification -           Amount          Amount(b)
-------------------------------------------           ------          ---------
Secured claims (a)
                                                  ------------       -----------
Priority claims other than taxes
                                                  ------------       -----------
Priority tax claims                               $     28,000
                                                  ------------       -----------
General unsecured claims*                         $  6,539,211
                                                  ------------       -----------




(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation.As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in You that amount. believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you Should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                             Account 1               Account 2            Account 3            Account 4
                                             ---------               ---------            ---------            ---------
Bank                                     Silicon Valley Bank     Silicon Valley Bank    Merrill Lynch         Borel Bank
                                         ------------------      ------------------     -------------         ------------
Account Type                             DIP - Payroll           DIP - Operating        DIP - General         Business MMA
                                         ------------------      ------------------     -------------         ------------
Account No.                              3300275654              3300316743             632-07999             22018716
                                         ------------------      ------------------     -------------         ------------
Account Purpose                          DIP - Payroll           DIP - Operating        DIP - General         Business MMA
                                         ------------------      ------------------     -------------         ------------
Balance, End of Month                    $           18,112      $          296,626     $      18,254         $      2,309
                                         ------------------      ------------------     -------------         ------------



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                             Account 1               Account 2            Account 3            Account 4
                                             ---------               ---------            ---------            ---------
Bank                                     Bank of America         Bank of America        Fleet                 World Savings
                                         ------------------      ------------------     -------------         ------------
Account Type                             DIP - General           DIP - Credit Card      DIP - General         CD Account
                                         ------------------      ------------------     -------------         ------------
Account No.                              3755509581              3755509594             94475-90706           01-545339-2
                                         ------------------      ------------------     -------------         ------------
Account Purpose                          DIP - General           DIP - Credit Card      DIP - General         CD Account
                                         ------------------      ------------------     -------------         ------------
Balance, End of Month                    $          107,530      $               19     $       4,889         $      2,712
                                         ------------------      ------------------     -------------         ------------



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                             Account 1               Account 2            Account 3            Account 4
                                             ---------               ---------            ---------            ---------
Bank                                     On Hand
                                         ------------------      ------------------     -------------         ------------
Account Type                             Petty Cash
                                         ------------------      ------------------     -------------         ------------
Account No.
                                         ------------------      ------------------     -------------         ------------
Account Purpose                          Petty Cash
                                         ------------------      ------------------     -------------         ------------
Balance, End of Month                    $              530
                                         ------------------      ------------------     -------------         ------------


Total Funds on Hand for all Accounts     $          450,981
                                         ==================
Cash on Balance Sheet                    $          450,981
                                         ==================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/30/01

                                                                                          Actual               Cumulative
                                                                                        Current Month        (Case to Date)
                                                                                        -------------        --------------
    Cash Receipts
1        Rent/Leases Collected                                                         $              -    $                -
                                                                                       ----------------    ------------------
2        Cash Received from Sales                                                      $        268,498    $        1,133,050
                                                                                       ----------------    ------------------
3        Interest Received                                                             $             43    $              362
                                                                                       ----------------    ------------------
4        Borrowings                                                                    $              -    $                -
                                                                                       ----------------    ------------------
5        Funds from Shareholders, Partners, or Other Insiders                          $              -    $                -
                                                                                       ----------------    ------------------
6        Capital Contributions                                                         $              -    $                -
                                                                                       ----------------    ------------------
7        Misc. Deposits                                                                $              -    $           33,000
                                                                                       ----------------    ------------------
8        Liquidation of Inventory                                                      $              -    $                -
         ______________________________________________________________________
                                                                                       ----------------    ------------------
9        ______________________________________________________________________        $              -    $                -
                                                                                       ----------------    ------------------
10       ______________________________________________________________________        $              -    $                -
                                                                                       ----------------    ------------------
11       ______________________________________________________________________        $              -    $                -
                                                                                       ----------------    ------------------
12              Total Cash Receipts                                                    $        268,540    $        1,166,412
                                                                                       ----------------    ------------------
    Cash Disbursements
13       Payments for Inventory                                                        $              -    $                -
                                                                                       ----------------    ------------------
14       Selling                                                                       $              -    $                -
                                                                                       ----------------    ------------------
15       Administrative                                                                $         53,871    $          306,535
                                                                                       ----------------    ------------------
16       Capital Expenditures                                                          $              -    $                -
                                                                                       ----------------    ------------------
17       Principal Payments on Debt                                                    $              -    $                -
                                                                                       ----------------    ------------------
18       Interest Paid                                                                 $              -    $                -

         Rent/Lease:
19              Personal Property                                                      $              -    $                -
                                                                                       ----------------    ------------------
20              Real Property                                                          $         16,699    $           49,190

         Amount Paid to Owner(s)/Officer(s)
                                                                                       ----------------    ------------------
21              Salaries                                                               $         29,245    $          124,710
                                                                                       ----------------    ------------------
22              Draws                                                                  $              -    $                -
                                                                                       ----------------    ------------------
23              Commissions/Royalties                                                  $              -    $                -
                                                                                       ----------------    ------------------
24              Expense Reimbursements                                                 $              -    $                -
                                                                                       ----------------    ------------------
25              Other                                                                  $              -    $                -
                                                                                       ----------------    ------------------
26       Salaries/Commissions (less employee withholding)                              $         92,420    $          212,755
                                                                                       ----------------    ------------------
27       Management Fees                                                               $              -    $                -

         Taxes:
28              Employee Withholding                                                   $         35,143    $          116,660
                                                                                       ----------------    ------------------
29              Employer Payroll Taxes                                                 $          8,414    $           29,294
                                                                                       ----------------    ------------------
30              Real Property Taxes                                                    $              -    $                -
                                                                                       ----------------    ------------------
31              Other Taxes                                                            $              -    $                -
                                                                                       ----------------    ------------------
32       Other Cash Outflows:                                                          $              -    $                -
                                                                                       ----------------    ------------------
33              ______________________________________________________________         $              -    $                -
                                                                                       ----------------    ------------------
34              ______________________________________________________________         $              -    $                -
                                                                                       ----------------    ------------------
35              ______________________________________________________________         $              -    $                -
                                                                                       ----------------    ------------------
36              ______________________________________________________________         $              -    $                -
                                                                                       ----------------    ------------------
37              ______________________________________________________________         $              -    $                -
                                                                                       ----------------    ------------------

38       Total Cash Disbursements:                                                     $        235,793    $          839,144
                                                                                       ----------------    ------------------

39       Net Increase (Decrease) in Cash                                               $         32,747    $          327,268
                                                                                       ----------------    ------------------

40       Cash Balance, Beginning of Period                                             $        418,234    $          123,713
                                                                                       ----------------    ------------------

41       Cash Balance, End of Period                                                   $        450,981    $          450,981
                                                                                       ================    ==================